SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (Date of Earliest Event Reported): May 25, 2001


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                         BMW Vehicle Lease Trust 2000-A
                              BMW Auto Leasing LLC
                        Financial Services Vehicle Trust
                              BMW Manufacturing LP
                              --------------------
                           (Exact name of Registrant)


            Delaware                333-43128
            Delaware                333-43128-01
            Delaware                333-43128-02
            Indiana                 333-43128-03                 51-6518223
    ------------------------      ---------------------       -------------
    (State of Incorporation)      (Commission File No.)       (IRS Employer
                                                              Identification
                                                              Number)
                             300 Chestnut Ridge Road
                            Woodcliff Lake, NJ 07675
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                 (201) 307-4000
                         -------------------------------
                         (Registrant's telephone number)



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EXPLANATORY NOTE:


This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K of BMW Vehicle Lease Trust 2000-A, BMW Auto Leasing LLC, Financial Services Vehicle Trust and BMW Manufacturing LP is being filed solely to correct Exhibit 99.1 to the Form 8-K filed with the Commission on May 25, 2001.


Item 7.    Financial Statements and Exhibits.
           ----------------------------------


(c)      Exhibit.
         -------

   Exhibit 99.1   --   Servicer Report for BMW Vehicle Lease Trust 2000-A dated
                       May 23, 2001.






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

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                        BMW Vehicle Lease Trust 2000-A
                                        BMW Auto Leasing LLC
                                        Financial Services Vehicle Trust
                                        BMW Manufacturing LP


Date:  June 25, 2001                     By:/s/ Norbert Mayer
                                            ----------------------
                                            Norbert Mayer
                                            Authorized Signatory







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

                                  EXHIBIT INDEX


Exhibit No.         Description
-----------         -----------

   99.1       --    Servicer Report for BMW Vehicle Lease Trust 2000-A dated
                    May 23, 2000.












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